UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2024

XYLEM INC.
(Exact name of registrant as specified in its charter)

Indiana	001-35229	45-2080495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Water Street SE		20003
Washington	DC
(Address of principal executive offices)		(Zip Code)
(202) 869-9150
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, par value $0.01 per share	XYL	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.¨

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective October 21, 2024, Franz W. Cerwinka will cease to serve as Xylem Inc.’s (the “Company”) Senior Vice President and President, Applied Water and Xylem Business Transformation. The Company and Mr. Cerwinka entered into a Transition Services Agreement under which he will remain employed by the Company as an advisor until his involuntary termination from employment by the Company without cause on or about March 31, 2025 (“Termination Date”).
Pursuant to the Transition Services Agreement, during the transition period, Mr. Cerwinka will continue to receive his base salary at an annual rate of $570,630 and will continue to participate in the Company’s employee benefit plans. In addition, Mr. Cerwinka’s outstanding equity awards will be eligible to continue vesting through the Termination Date in accordance with the terms of the Company’s Long-Term Incentive Plan and applicable award agreements. He will also be eligible to receive a 2024 annual incentive plan payout based on the Company’s actual performance and his individual performance for fiscal year 2024 in accordance with the terms of the Company’s 2024 Annual Incentive Plan. The above description of the Transition Services Agreement is qualified in its entirety by reference to the full text of the Transition Services Agreement, a copy of which is filed herewith as Exhibit 10.1.

Item 7.01	Regulation FD Disclosure
On October 15, 2024, the Company issued a press release naming Ms. Meredith Emmerich as the Company’s Senior Vice President and President, Applied Water effective October 21, 2024. A copy of the press release is attached as Exhibit 99.1.
This information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

10.1	Transition Services Agreement entered into between Franz W. Cerwinka and Xylem Inc. dated October 14, 2024.
99.1	Press release issued by Xylem Inc. on October 15, 2024.
104.0	The cover page from Xylem Inc.'s Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYLEM INC.

Date: October 15, 2024	By:	/s/ Kelly C. O'Shea
Kelly C. O'Shea
Vice President, Chief Corporate Counsel and Corporate Secretary (Authorized Officer of Registrant)